Exhibit 10.57

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

CONFIDENTIAL	EXECUTION VERSION

300, Songdo bio-daero

Yeonsu-gu, Incheon 21987

Republic of Korea

Vir Biotechnology, Inc.

499 Illinois Street

Suite 500

San Francisco, CA 94158

Binding Letter Agreement

This Binding Letter Agreement (“Letter Agreement”) confirms the recent discussions between Vir Biotechnology , Inc. (“Vir”) and Samsung BioLogics Co., Ltd. (“Samsung”) whereby Vir reserves some of Samsung’s capacity in its [***] facility referred to as Plant #3 (the “Capacity Reservation”) and retains Samsung to perform certain development and/or manufacturing services (the “Services”) regarding Vir’s SARS-Cov-2 mAb (the “Product”). Samsung and Vir are each a “Party” and collectively the “Parties”. This Letter Agreement is a binding contractual obligation of the Parties as of the date this Letter Agreement is signed by both Parties (the “Letter Agreement Execution Date”). Any capitalized terms used herein but not defined shall be as defined in Exhibit B to this Letter Agreement.

Section 1. Definitive Agreement. Additional terms and conditions related to the Services and the rights and obligations of each Party related thereto will be specified in a definitive agreement (the “Definitive Agreement”). As of the Letter Agreement Execution Date, the Parties shall exercise best efforts to execute the Definitive Agreement before July 31, 2020. The terms agreed upon in this Letter Agreement shall be incorporated into the Definitive Agreement.

Section 2. Services. As of the Letter Agreement Execution Date, Samsung will begin to perform the Services under the pricing set forth in Exhibit A, which may be modified as necessary and agreed through amendment of this Letter Agreement or Definitive Agreement. The Parties agree that regardless of whether the Definitive Agreement is executed, Vir shall be responsible to compensate Samsung for Samsung’s fees and out-of-pocket costs, including but not limited to raw material or equipment procurement, related to any portion of the Services begun after the Letter Agreement Execution Date. Both Parties further agree that the terms and conditions contained in Exhibit B shall apply to the Services. Exhibits A and B are hereby incorporated into this Letter Agreement and shall be incorporated into the Definitive Agreement.

Section 3. Capacity Reservation. As of the Letter Agreement Execution Date, Vir purchases a firm and binding Capacity Reservation at Samsung’s Plant #3 consisting of the following manufacturing slots: [***] in 2021, [***] in 2021, and [***] in 2022. In reliance on such purchase, Samsung shall reserve the Capacity Reservation for Vir which shall be final, non-cancellable, and non-adjustable, and shall not offer such Capacity Reservation to third parties. Vir is fully liable for the batch price cost of such slot(s), as described in Exhibit A, on a take-or-pay basis regardless of whether or not such manufacturing slots are utilized. Samsung shall have the right to invoice Vir the portion of the Capacity Reservation that is not or will not be utilized by Vir [***] (the “Capacity Reservation Shortfall”) as if such portion had been utilized by Vir, as compensation for such reserved but unused capacity. [***].

Section 4. Confidentiality. All confidential or proprietary information disclosed by one Party to the other (or by or to any of their respective affiliates, officers, directors, employees, representatives and agents) in connection with this Letter Agreement, Definitive Agreement, and/or Services, the fact that the Parties are contemplating shall be deemed to be Confidential Information as defined in, and shall be subject to the terms of, the Mutual Confidentiality Agreement dated as of [***] by and between Samsung and Vir (the “CDA”). In addition, a Recipient may disclose Discloser’s Confidential Information to its actual and potential investors, acquirors, licensees and collaboration partners, in each case, who have a need to know such Confidential Information and who are bound by written obligations of confidentiality and non-use at least as restrictive as those contained in the CDA. Recipient will be responsible for any breach or threatened breach of the CDA by any such actual and potential investors, acquirors, licensees and collaboration partners. The CDA is attached hereto as Exhibit C.

Section 5. Termination. This Letter Agreement shall terminate as follows: (1) upon completion and signing of the Definitive Agreement; or (2) upon mutual written agreement by the Parties. Vir’s obligations pursuant to Sections 2 and 3 of this Letter Agreement shall survive termination of this Letter Agreement. In the event this Letter Agreement is terminated without signing of the Definitive Agreement, the Capacity Reservation Shortfall shall immediately become due.

Section 6. Limitation of Liability. NEITHER PARTY SHALL BE LIABLE FOR ANY INDIRECT, PUNITIVE, EXEMPLARY, MULTIPLIED, SPECIAL, INCIDENTAL, LOST PROFITS OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS Letter Agreement AND EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO SEEK SUCH DAMAGES. Vir and Samsung (each, an “Indemnifying Party”) shall indemnify and hold harmless the other Party (the “Indemnified Party”) and its officers, directors, employees or agents from and against any losses, costs, or other damages (“Damages”) arising or resulting from any third party claims to the extent such Damages are relating to, arising out of, in connection with, or resulting from claims, demands or actions based upon (i) gross negligence or willful misconduct of the Indemnifying Party or its officers, directors, employees or agents, or (ii) any claim alleging infringement of a third party’s intellectual property rights. [***].

Section 7. Assignment. No Party shall be entitled to assign, transfer or convey this Letter Agreement or any of its rights or obligations hereunder, in whole or in part, by operation of law or otherwise, without the prior written consent of the other Party, and any attempt to do so without such consent shall be void. Notwithstanding the foregoing, Vir may assign this Agreement to its collaboration partner with respect to the Product, and each party will have the right to assign this Agreement to any successor in interest to all or substantially all of such party’s business or assets to which this Agreement relates whether through asset or stock acquisition, merger, consolidation, or otherwise, in one or a series of transactions. Nothing shall relieve the assigning Party of any of its responsibilities or obligations hereunder and, as a condition of such assignment, the assignee shall agree in writing to be bound by all obligations of the assigning Party hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties.

Section 8. General. To the extent not conflicting with or superseded by the terms of this Letter Agreement, the applicable terms of the CDA shall apply to this Letter Agreement, mutatis mutandis.

[Signature Page follows]

AGREED TO AND ACCEPTED BY THE PARTIES:

VIR BIOTECHNOLOGY, INC. 499 Illinois Street, Suite 500 San Francisco, CA 94158	SAMSUNG BIOLOGICS, CO., LTD. 300, Songdo bio-daero, Yeonsu-gu, Incheon, Republic of Korea 21987

AUTHORIZED SIGNATURE:	AUTHORIZED SIGNATURE:

By:	/s/ George Scangos	By:	/s/ Tae Han Kim

PRINTED SIGNATORY’S NAME:	PRINTED SIGNATORY’S NAME:

George Scangos	Tae Han Kim

PRINTED SIGNATORY’S TITLE:	PRINTED SIGNATORY’S TITLE:

CEO	CEO

DATE SIGNED:	DATE SIGNED:

April 8, 2020	April 9, 2020

Attached:

Exhibit A: Pricing

Exhibit B: Terms and Conditions

Exhibit C: Mutual Confidentiality Agreement

EXHIBIT A –PRICING

Service		Price (USD)	Comments
Stage 1	Project Management	[***]	[***]
Stage 2	Technology Transfer of USP/DSP	[***]	[***]
Stage 3	Engineering Batch	[***]	[***]
Stage 4	Clinical / Compassionate Use / Commercial Batch	[***]	[***]

PRICING AND PAYMENT ASSUMPTIONS

•	Batch pricing is based on a single Campaign per annum.

•

More definitive scope of work to be defined in the Definitive Agreement. More services may be added including but not limited to process validation, cleaning validation, regulatory filing support, PAI inspection etc.

•	The proposed prices are valid for year 2020 and will be adjusted annually based on the Korean Consumer Price Index.

•

Batch Prices are exclusive of all raw materials and consumables including but not limited to resin, media, filter , containers, bags, etc. [***] will incur a [***] handling charge. And Other Raw Materials will incur a [***] handling surcharge.

•	All costs associated with activities outsourced to 3rd party contractors and/or external laboratories will be passed through to Vir with a [***] handling surcharge.

•	All prices exclude freight charges, insurance, duties, taxes, travel expenses, etc.

•	Pricing is based on these assumptions and if the assumptions change there may be an associated change in the pricing.

EXHIBIT B – SERVICE TERMS AND CONDITIONS

Topic	Terms
Definitions

•  “Manufacturing Process” means the process to manufacture the Product drug substance using a single bioreactor [***] as a result of sequential inoculation, cell culture, harvest, purification, and bulk fill.

•  “Batch” means Product produced through one run of the Manufacturing Process.

•  “Engineering Batch” means a Batch manufactured to demonstrate successful transfer and/or implementation of the Manufacturing Process to Samsung’s facility.

•  “Campaign” shall mean a series of Batches of the Product that are produced in sequence.

•  “Cadence” means the time period between sequential Batches, as measured by the difference in time between the beginning of bulk fill for such Batches.

Technology Transfer

Vir will provide all process-related information including manufacturing reports, analytical methods, Product-specific equipment, facility, and materials and will provide additional information as requested by Samsung Biologics.

Vir will provide all available documentation demonstrating that all biological materials transferred to Samsung Biologics are tested for [***]. These documents are reviewed and approved by Samsung QA [***] of any biological materials into the cGMP facility. If the technology transfer and analytical method transfer are not completed on time due to incomplete development of the process, then Vir shall [***].

Vir will provide a fully characterized Working Cell Bank (WCB) for manufacturing Vir’s Product at Samsung’s facility.

All WCB vials shipped to Samsung Biologics must be shipped under liquid nitrogen , and a sufficient number of vials shall be provided to carry out the project.

Upon receipt, Samsung will store WCB vials in on-site, secured, and monitored storages. WCB vials will be tracked and handled according to Samsung’s internal procedures.

Samsung will collaborate with Vir for technical gap assessment and FMEA or other appropriate assessment according to Samsung’s internal procedure or Vir’s strategy if necessary, during technology transfer.

Equipment

Due to the Product still being under development and with limited time before the start of technology transfer, a full assessment on required special equipment purchase cannot be made and implemented in time. Vir and Samsung will work together in advance to exchange necessary information as early as possible and Vir will use best efforts to develop the process to best fit Samsung’s existing equipment and facility to achieve [***]. If there is an inefficiency due to misalignment of Vir’s Manufacturing Process and Samsung’s facility, Samsung will [***].

If necessary and agreed, Samsung will procure certain equipment and perform the installation/commissioning/qualification/validation of the equipment. Vir shall bear the financial responsibility of the agreed equipment and the costs related to such installation/commissioning/qualification/validation.

Raw Material

Vir will provide a list of qualified suppliers for raw materials, consumables, components, disposables. Otherwise, Samsung will purchase the required raw materials and components from its own qualified vendors. The cost of purchased raw materials and safety stock will be passed through to Vir with the respective handling surcharge as outlined in the pricing assumptions.

Samsung will procure raw materials and safety stocks according to the Capacity Reservation and Vir may also choose to deliver the raw materials to Samsung to maintain sufficient inventory levels. In case when the raw material is insufficient, Samsung will manufacture Batches only up to the number which can be covered by prepared raw materials.

Analytical Testing

Vir will transfer validated analytical methods and specifications to Samsung. Samsung may perform certain site specific qualification and validation for the methods agreed between Samsung and Vir. Analytical method development is not included in the scope of work.

Samsung will conduct [***]. Samsung Biologics uses [***].
Manufacturing	Samsung will provide [***].

Notwithstanding anything to the contrary, Samsung makes no warranty that Engineering Batches will meet agreed specifications or be successful, and thus under no circumstances shall Samsung be obligated to re-manufacture an Engineering Batch for its failure to meet the agreed specifications.

All costs associated with activities outsourced to external laboratories or 3rd party contractors will be passed through to Vir with [***].
Both Vir and Samsung will work together to meet a [***] between each Batch. If there is a bottleneck that prevents Samsung from achieving [***], only [***]. For example, [***].

In the event a Batch does not have success criteria defined such as release criteria or critical parameters, but Samsung manufactures the Batch in accordance with the Manufacturing Process that Vir has developed, Samsung will be paid [***].

Both Vir and Samsung will work diligently to close all deviations to release the Batches in a timely manner and not unreasonably withhold the closure of any deviation.
Delivery	Samsung will deliver the Product FCA (as defined by Incoterms 20 10) at Samsung’s Facility in accordance with agreed timeline in proposal.
Invoice and Payment	Each Batch will be invoiced upon Samsung’s [***]. Invoicing for Service Fees other than Batch manufacture will be 100% upon initiation of activities. Invoices for any Capacity Reservation Shortfall shall be issued December 31 of the year in which such shortfall occurs. All invoices shall be paid by Vir within [***] of receipt.

Batch Failure and Remedies	Samsung shall be responsible in the event of Batch failure if due [***] to Samsung’s gross negligence and/or willful misconduct. Vir shall be responsible in the event of Batch failure due to [***].
Regulatory Approvals

Vir will obtain and maintain the Regulatory Approvals and Samsung Biologics shall cooperate and provided reasonable assistance including but not limited to Facility and information related to performed Services.

EXHIBIT C: MUTUAL CONFIDENTIALITY AGREEMENT